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                           RECEIVABLES SALE AGREEMENT



                                    between



                         ITT COMMERCIAL FINANCE CORP.,

                                   as Seller



                                      and



                       YAMAHA MOTOR CORPORATION, U.S.A.,

                                  as Purchaser





                           Dated as of March 1, 1994



===============================================================================

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                               TABLE OF CONTENTS

SECTION                                                                     PAGE
-------                                                                     ----

SECTION 1.  Sale of the Receivables............................................7
SECTION 2.  Sales Price; Remittances by ITT....................................9
SECTION 3.  Payment of Sales Price on the First
              Receivables Purchase Date........................................9
SECTION 4.  Settlement and Ongoing Payment of Sale
              Price...........................................................10
SECTION 5.  Acceptance and Agreement by Yamaha................................10
SECTION 6.  Representations and Warranties of ITT
              Relating to ITT ................................................11
SECTION 7.  Representations and Warranties of ITT
              Relating to the Receivables.....................................13
SECTION 8.  Covenants of ITT..................................................14
SECTION 9.  Liability; Indemnification........................................16
SECTION 10. Merger or Consolidation of, or
              Assumption of the Obliga-
              tions of, ITT...................................................16
SECTION 11. Limitation on Liability of ITT....................................17
SECTION 12. Access to Certain Documentation and
              Information Regarding the Receivables...........................18
SECTION 13. Examination of Records............................................18
SECTION 14. Termination.......................................................18
SECTION 15. Amendment.........................................................18
SECTION 16. Protection of Right, Title and Interest
              to Receivables..................................................20
SECTION 17. Governing Law.....................................................21
SECTION 18. Notices...........................................................21
SECTION 19. Severability of Provisions........................................22
SECTION 20. Assignment........................................................22
SECTION 21. Further Assurances................................................22
SECTION 22. No Waiver; Cumulative Remedies....................................23
SECTION 23. Counterparts......................................................23
SECTION 24. Third Party Beneficiaries.........................................23
SECTION 25. Merger and Integration............................................23
SECTION 26. Headings..........................................................23
SECTION 27. Contrary Provisions...............................................23


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                                    EXHIBITS


EXHIBIT A   Form of Dealer Agreement

EXHIBIT B   Form of ITT Agreement for Wholesale Financing

EXHIBIT C   Form of ITT Financing Statement

EXHIBIT D   Form of Statement of Transaction

EXHIBIT E   Form of Receivables Settlement Statement

SCHEDULE 1  Schedule of Accounts



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


     This RECEIVABLES SALE AGREEMENT (this "Agreement") is entered into as of March 1, 1994 by and between YAMAHA MOTOR CORPORATION, U.S.A., a corporation organized and existing under the laws of the State of California ("Yamaha"), and ITT COMMERCIAL FINANCE CORP., a corporation organized and existing under the laws of the State of Nevada ("ITT").


                             B A C K G R O U N D :
                             - - - - - - - - - -

     The following statements are the mutual representations of the parties with respect to certain factual matters forming the basis for this Agreement and are an integral part of this Agreement.

     A. Receivables. ITT owns or will own all right, title and interest in, to and under the receivables arising out of all wholesale motorized equipment financing accounts (collectively, the "Accounts") established or to be established by ITT with respect to wholesale financing arrangements with domestic dealers or manufacturers which have entered into dealer or other purchaser agreements with Yamaha to sell products manufactured by Yamaha Motor Manufacturing Corporation of America or Yamaha Motor Company, Ltd. (collectively, the "Dealers"). The Receivables include the rights to payment of money (whether characterized as "accounts", "chattel paper" or "general intangibles", each as defined in Article 9 of the UCC) arising in each Account received on or after January 31, 1994 (the "Cut-Off Date") until termination of this Agreement pursuant to Section 14 hereof. The Accounts include all such wholesale motorized equipment financing accounts as of the Cut-Off Date, together with any such accounts created by ITT after the Cut-Off Date.

     B. Sale of Receivables. The parties hereto desire that ITT sell the Receivables in the Accounts and assign the security interest in the related Yamaha Products (defined below) to Yamaha pursuant to the terms of this Agreement.

     C. Definitions. Capitalized terms shall have the meaning assigned to them as follows:

     "Account" shall have the meaning specified in the recitals hereto.

     "Affiliate" of any Person shall mean any other Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of their definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which commercial banking institutions in the State of California are authorized or obligated by law or executive order to be closed.

     "Certificate" shall mean one of any Series of the Investor Certificates or the Exchangeable Transferor Certificates.

     "Certificateholder" or "Holder" shall mean the Person in whose name a Certificate is registered in the Certificate Register.

     "Dealer" shall have the meaning specified in the recitals hereto.

     "Dealer Agreement" shall mean an agreement in substantially the form attached hereto as Exhibit A (including addenda or modifications thereto entered into from time to time), or any similar agreement whereby Yamaha agrees to sell Yamaha Products to such Person for resale at retail.

     "Exchangeable Transferor Certificate" shall mean the certificate executed by YMRC and authenticated by the Trustee, substantially in the form of Exhibit A to the Pooling and Servicing Agreement and exchangeable as provided in the Pooling and Servicing Agreement for one or more Series of Investor Certificates and the reissued Exchangeable Transferor Certificate.

     "Governmental Authority" shall have the meaning set forth in the Pooling and Servicing Agreement.

     "Investor Certificate" shall mean any one of the certificates executed by YMRC pursuant to the Pooling and Servicing Agreement and authenticated by the Trustee substantially in the form attached to the applicable Supplement to the Pooling and Servicing Agreement.

     "Investor Certificateholder" shall mean the holder of record of an Investor Certificate.

     "ITT Advance" shall mean, with respect to each Yamaha Product purchased by a Dealer, the credit advance made by ITT to such Dealer to enable the Dealer to purchase such Yamaha Product pursuant to the terms of the relevant ITT Agreement for Wholesale Financing and in accordance with the terms of the Statement of Transaction identifying such ITT Advance.

     "ITT Agreement For Wholesale Financing" shall mean, with respect to each Dealer, the agreement between such Dealer and ITT in substantially the form attached hereto as Exhibit B.

     "ITT Servicing Guidelines" shall mean ITT's written policies and procedures, as such policies and procedures may be amended from time to time,
(a) relating to the operation of its floorplan financing business, including the written policies and procedures for determining the interest rate charged to Dealers, the other terms and conditions relating to ITT's wholesale financing accounts, the creditworthiness of Dealers and the extension of credit to Dealers, and (b) relating to the maintenance of accounts and collection of receivables.

     "ITT Financing Statement" shall mean, with respect to each Dealer, a UCC financing statement in substantially the form attached hereto as Exhibit C.

     "ITT Settlement Date" shall mean the fifteenth Business Day of each calendar month commencing after the Cut-Off Date.



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



     "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.

     "Moody's" shall mean Moody's Investors Service, Inc.

     "Officer's Certificate" shall mean a certificate signed by any Vice President or more senior officer of either of Yamaha or ITT and delivered to the other party.

     "Person" shall mean any legal person, including any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental authority or other entity of similar nature.

     "Pooling and Servicing Agreement" shall mean that certain Pooling and Servicing Agreement, dated as of March 1, 1994, between YMRC and the Trustee, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

     "Proceeds" shall mean "cash proceeds" as defined in Section 9-306(1) of the applicable UCC.

     "Product Security" shall mean, with respect to any Yamaha Product, the security interest of ITT in such Yamaha Product.

     "Rating Agency" shall mean, with respect to any Series, each nationally recognized statistical rating agency or agencies selected by YMRC to provide a rating for the Investor Certificates of such Series.



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



     "Receivables" shall mean, collectively with respect to each Dealer, all rights to payment of money (whether characterized as principal, interest, fees expenses or otherwise) arising out of any ITT Advance to such Dealer and identified in the Statement of Transaction sent to the Dealer by ITT for such ITT Advance.

     "Receivables Purchase Agreement" shall mean that certain Receivables Purchase Agreement, dated as of March 1, 1994, between Yamaha, in its capacity as seller thereunder, and Yamaha Motor Receivables Corporation, in its capacity as purchaser thereunder, as the same may from time to time be amended, supplemented or otherwise modified and in effect.

     "Receivables Purchase Date" shall mean each Business Day on which Receivables are sold to Yamaha pursuant to Section 1 hereof.

     "Receivables Settlement Statement" shall mean the monthly settlement record delivered by ITT to Yamaha in substantially the form of Exhibit E hereto pursuant to the terms of Section 4 hereof.

     "Requirements of Law" shall have the meaning specified in the Servicing Agreement.

     "Sales Price" shall mean, with respect to each Receivable of each Dealer, the amount identified on the Statement of Transaction; provided however, that, on the Cut-Off Date, in the event that the amount due on any Yamaha Product is less than amount identified in the Statement of Transaction for such Yamaha Product, the Sales Price of such Receivable shall be equal to the then current balance due on such Yamaha Product.

     "Series" shall mean any Series of Investor Certificates, each as designated in the applicable Supplement to the Pooling and Servicing Agreement.

     "Servicing Agreement" shall mean that certain Servicing Agreement, dated as of March 1, 1994, between ITT and Yamaha, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

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

     "Statement of Transaction" shall mean, with respect to each ITT Advance, the confirmation relating thereto sent by ITT to the related Dealer, in substantially the form attached hereto as Exhibit D.

     "Standard & Poor's" shall mean Standard & Poor's Corporation.

     "Successor Servicer" shall have the meaning specified in the Servicing Agreement.

     "Trustee" shall mean The Fuji Bank and Trust Company, as the trustee named in the Pooling and Servicing Agreement, and its successors and assigns in such capacity.

     "UCC" shall mean, with respect to any state, the Uniform Commercial Code as in effect in such state.

     "Yamaha Mechanized Equipment" shall mean new goods purchased from Yamaha by the Dealer with the proceeds of an ITT Advance.

     "Yamaha Product Program Price" shall mean, with respect to any Yamaha Product, the terms of sale of such Yamaha Product (including, without limitation, the initial purchase price, interest rate or delivery charges), owed to Yamaha by the related Dealer with respect to any such Yamaha Product, which price is set forth in the relevant Dealer Agreement, the price schedules and the sales program delivered by Yamaha to such Dealer describing the particular Yamaha Product purchased.

     "Yamaha Product" shall mean, with respect to each Statement of Transaction, the Yamaha Mechanized Equipment.

     "YMRC" shall mean Yamaha Motor Receivables Corporation, a corporation organized and existing under the laws of the State of Delaware and a wholly-owned subsidiary of Yamaha, in its capacity as transferor of Receivables to the Yamaha Motor Master Trust.


                              A G R E E M E N T :
                              - - - - - - - - -

     The parties hereto, each in consideration of the promises of the other and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

     SECTION 1. Sale of the Receivables.

     (a) By execution of this Agreement, ITT does hereby sell, transfer, assign, set over and otherwise convey to Yamaha, without recourse, all of its right, title and interest in, to and under the Receivables and related Product Security now existing and hereafter created of each Dealer, wherever located, all monies due or to become due with respect thereto and all Proceeds thereof. The parties hereto intend that the conveyance of ITT's right, title and interest in, to and under the Receivables and related Product Security now existing and hereafter created of each Dealer, all monies due or to become due with respect thereto and all Proceeds thereof pursuant to the terms hereof shall constitute a sale and not a grant of a security interest in such property. It is the intention of ITT and Yamaha that the transfer of the Receivables and the related Product Security contemplated herein constitute an absolute assignment of the Receivables and related Product Security from ITT to Yamaha and not a transfer for security. However, in the event that such transfer is not characterized as an absolute assignment and sale, but rather as a transfer for security, ITT hereby grants to Yamaha a security interest in and lien on all of ITT's right, title and interest in, to and under the Receivables and assigns the related Product Security identified on the Statements of Transaction relating to the Receivables now existing and hereafter created of each Dealer, wherever located, together with all monies due and to become due with respect thereto and all Proceeds thereof, wherever located, as security for the prompt and complete payment and performance in full of all amounts owed by ITT to Yamaha whether now existing or hereafter arising (including, without limitation, the prompt and complete payment in full of an amount equal to sum of all amounts payable by Dealers to ITT with respect to the repayment of ITT Advances) and for the performance of ITT's obligations set forth hereunder. The foregoing sale, transfer, assignment, set-over and conveyance does not constitute, and is not intended to result in, a creation or an assumption by Yamaha of any


                                       7

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obligation of ITT or any other Person in connection with the Dealers, the
Receivables or under any agreement or instrument relating thereto, including, without limitation, any obligation to any Dealers, merchant banks, or insurers.

     (b) In connection with such sale and assignment, ITT agrees to record and file, at its own expense, any ITT Financing Statements (and continuation statements with respect to such financing statements when applicable) with respect to the Product Security related to the Receivables now existing and hereafter created meeting the requirements of applicable UCC state laws in such names and in such jurisdictions as are necessary to perfect the sale, transfer, assignment and security interest of and in the Receivables and related Product Security to Yamaha, and, upon request by Yamaha, to deliver a file-stamped copy of such financing statements or other evidence of such filings to Yamaha on or prior to the date hereof or from time to time, as applicable.

     (c) In connection with such sale and assignment, ITT further agrees, at its own expense, on or prior to each Receivables Purchase Date (x) to indicate on its books and records that all Receivables created by ITT in connection with the purchases by Dealers of Yamaha Products have been sold and assigned to Yamaha, and that the related Product Security has been assigned to Yamaha pursuant to this Agreement, (y) at the request of Yamaha, to deliver to Yamaha a computer file or microfiche list containing a true and complete list specifying, as of the Cut-Off Date and upon request of Yamaha thereafter, the account number; the name of the Dealer; the amount of the ITT Advance made by ITT to such Dealer pursuant to the terms of the ITT Agreement For Wholesale Financing between ITT and such Dealer; the outstanding repayment obligation (including principal and interest) of the Dealer in connection with such ITT Advance; and the identification number of each Yamaha Product being purchased by such Dealer with the proceeds of such ITT Advance. Such files or lists shall be marked as Schedule 1 to the Servicing, which is hereby incorporated into and made a part of this Agreement.


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

     (d) Yamaha shall not purchase Receivables hereunder if ITT shall become an involuntary party to (or be made the subject of) any proceeding provided for by any federal or state bankruptcy, insolvency or other debtor relief law (an "Involuntary Case"), other than as creditor or claimant or if ITT shall admit in writing its inability to pay its debts as they are due, or the commencement by ITT of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any present or future federal or state bankruptcy, insolvency or similar law, or the consent by ITT to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of ITT or of any substantial part of its property or the making by ITT of an assignment for the benefit of creditors or the failure by ITT generally to pay its debts as such debt becomes due or the taking of corporate action by ITT in furtherance of any of the foregoing.

     SECTION 2. Sales Price; Remittances by ITT.

     (a) The purchase price for the Receivables shall be a dollar amount equal to the Sales Price.

     (b) ITT hereby agrees that it will promptly remit to Yamaha in full all amounts payable by Dealers to ITT with respect to the repayment of ITT Advances.

     SECTION 3. Payment of Sales Price on the First Receivables Purchase Date.
(a) The parties hereto agree that the Sales Price for each Receivable purchased on the first Receivables Purchase Date has been paid by Yamaha on such date as follows: (i) Yamaha agrees that ITT's obligation to deliver the proceeds of each ITT Advance to Yamaha in connection with such Receivable has been satisfied in full and (ii) ITT agrees that it has waived any right to payment in cash by Yamaha for each such Receivable.

     (b) The parties agree that the Sales Price for each Receivable purchased by Yamaha after the first Receivables Purchase Date shall be paid by Yamaha on each related Receivables Purchase Date, at Yamaha's option, in either of the following ways: (i) by payment in cash in immediately available funds; or (ii) in the event that the total Sales Price is not paid in full in


                                       9

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cash by Yamaha on the relevant Receivables Purchase Date, Yamaha shall reduce the amount of the ITT Advance which ITT was obligated to deliver to Yamaha hereunder in connection with the related Yamaha Product identified on the applicable Statement of Transaction by an amount equal to the Sales Price of such Receivable.

     SECTION 4. Settlement and Ongoing Payment of Sales Price. On each ITT Settlement Date, ITT shall deliver to Yamaha a Receivables Settlement Statement in substantially the form of Exhibit E hereto (the "Receivables Settlement Statement"). Any balance due from Yamaha to ITT shall be immediately paid by Yamaha in the manner described in Section 3(b) hereof.

     SECTION 5. Acceptance and Agreement by Yamaha.

     (a) Yamaha hereby acknowledges its acceptance of all right, title and interest in, to and under the property described in Section 1(a) hereof. Yamaha further acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, ITT has delivered to Yamaha the computer file or microfiche list described in clause (y) of subsection 1(c) hereof.

     (b) Yamaha hereby agrees not to disclose to any Person any of the account numbers or other information contained in the computer files or microfiche lists marked as Schedule 1 delivered to Yamaha by ITT pursuant to subsection 1(c) or subsection hereof, except as may be required by law, to any Rating Agency or to a Successor Servicer appointed pursuant to the Pooling and Servicing Agreement. Yamaha agrees to take such measures as shall be reasonably requested by ITT to protect and maintain the security and confidentiality of such information, and, in connection therewith, shall allow ITT to inspect Yamaha security and confidentiality arrangements from time to time during normal business hours. Yamaha shall make reasonable efforts to provide ITT with written notice five (5) Business Days prior to any disclosure pursuant to this subsection 5(b) and shall cooperate with ITT to seek any protective order and confidentiality agreement ITT deems necessary or advisable.


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     SECTION 6. Representations and Warranties of ITT Relating to ITT. ITT
hereby represents and warrants to Yamaha as of the initial Receivables Purchase Date and each Receivables Purchase Date occurring thereafter that:

     (a) Organization and Good Standing. ITT is a corporation duly organized and validly existing and in good standing under the law of the State of Nevada and has, in all material respects, full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

     (b) Due Qualification. ITT is duly qualified to do business and, where necessary, is in good standing as a foreign corporation (or is exempt from such requirement) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification except where the failure to so qualify or obtain licenses or approvals would not have an adverse effect on its ability to perform its obligations hereunder, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted.

     (c) Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for or contemplated by this Agreement have been duly authorized by ITT by all necessary corporate action on the part of ITT.

     (d) No Conflict. The execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which ITT is a party or by which it or its properties are bound.

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     (e) No Violation. The execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof applicable to ITT, will not conflict with or violate any material applicable to ITT.

     (f) No Proceedings. There are no proceedings or, to the best knowledge of ITT, investigations, pending or threatened against ITT, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of ITT, would adversely affect the performance by ITT of its obligations under this Agreement (iv) seeking any determination or ruling that would adversely affect the validity or enforceability of this Agreement.

     (g) All Consents Required. All authorizations, consents, licenses, approvals, authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by ITT in connection with the performance of the transactions contemplated by this Agreement, and the fulfillment of the terms hereof or thereof, have been obtained.

     (h) Enforceability. This Agreement constitutes a legal, valid and binding obligation of ITT, enforceable against ITT in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether such enforceability is considered in a suit at law or in equity).

     (i) Statements of Transaction. As of each Receivables Purchase Date, each Statement of Transaction relating to Receivables sold on that date is an accurate and complete listing in all material respects of all information identified therein relating to the Dealers and the Receivables the subject thereof.

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     (j) Valid Transfer. This Agreement constitutes a valid sale, transfer and assignment to Yamaha of all right, title and interest of ITT in, to and under the Receivables and the related Product Security now existing and hereafter created of each Dealer, wherever located, all monies due and to become due with respect thereto and the Proceeds thereof. Upon the filing of the ITT Financing Statements in accordance with Section 1(b) hereof, Yamaha shall have valid and perfected security or ownership interest in such Receivables and the related Product Security. Except as otherwise provided in the Pooling and Servicing Agreement, neither ITT nor any Person claiming through or under ITT has any claim to or interest in the Receivables or the related Product Security.

     The representations and warranties set forth in this Section 6 shall survive the sale, transfer and assignment of the Receivables and the related Product Security to Yamaha. Upon discovery by ITT or Yamaha of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party.

     SECTION 7. Representations and Warranties of ITT Relating to the
Receivables.

     (a) Representations and Warranties. ITT hereby represents and warrants to Yamaha as of the first Receivables Purchase Date and each Receivables Purchase Date occurring thereafter that:

          (i) each Receivable and the related Product Security existing on each Receivables Purchase Date has been conveyed to Yamaha free and clear of any prior Lien (other than the Lien created hereunder); and

         (ii) with respect to each Receivable and related Product Security existing on each Receivables Purchase Date, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by ITT in connection with the conveyance of such Receivable or Yamaha Product to Yamaha have been duly obtained, effected or given and are in full force and effect.


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

     (b) Notice of Breach. The representations and warranties set forth in this
Section 7 shall survive the sale, transfer and assignment of the Receivables and related Product Security to Yamaha. Upon discovery by ITT or Yamaha of a breach of any of the representations and warranties set forth in this Section 7, the party discovering such breach shall give prompt written notice to the other party.

     SECTION 8. Covenants of ITT. ITT hereby covenants and agrees that:

     (a) No Liens. Except for the conveyances hereunder, ITT will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable or any Yamaha Product, whether now existing or hereafter created, or any interest therein, and ITT shall defend the right, title and interest of Yamaha in, to and under the Receivables and the related Product Security, whether now existing or hereafter created, against all claims of third parties claiming through or under ITT.

     (b) ITT Servicing Guidelines and Servicing Agreement. ITT shall comply with and perform its servicing obligations with respect to the Dealers and Receivables in accordance with the ITT Agreement For Wholesale Financing relating to the Dealers, the Servicing Agreement, except insofar as any failure to so comply or perform would not adversely affect the rights of Yamaha.

     (c) Notice of Liens. ITT shall notify Yamaha promptly after becoming aware of any superior Lien on any Receivable or on any Product Security, other than the conveyances hereunder, under the Receivables Purchase Agreement or under the Pooling and Servicing Agreement.

     (d) Compliance with Laws. ITT hereby agrees to comply in all material respects with all Requirements of Law applicable to ITT.

     (e) Agreements with Dealers. In the case of each Dealer related to an Account listed on the Schedule of Accounts attached to the Servicing Agreement as Schedule I, ITT has (i) entered into an ITT Agreement


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


for Wholesale Financing with each such Dealer and such agreement is the legal, valid, binding and enforceable obligations of ITT and such Dealers, (ii) filed or caused to be filed an ITT Financing Statement naming such Dealer as a debtor under the Uniform Commercial Code in effect in each of the states where such Dealer has its chief executive office or, if different, maintains possession of any Yamaha Product and all continuation statements necessary to maintain the effectiveness of any such ITT Financing Statements.

     (f) Statements of Transaction. In the case of each ITT Advance for each Dealer identified on Schedule I to the Servicing Agreement, ITT has sent or will send, as applicable, a Statement of Transaction to such Dealer promptly after making each ITT Advance. Each such ITT Statement has set forth or will set forth, as applicable, the following:

          (i) the name, address and account number of the Dealer;

          (ii) the amount of the ITT Advance pursuant to the terms of the ITT Agreement for Wholesale Financing between ITT and such Dealer;

          (iii) the repayment obligation (including principal and interest) of such Dealer in connection with such ITT Advance and the terms thereof; and

          (iv) the description of each Yamaha Product being purchased by such Yamaha Dealer with the proceeds of the above-referenced ITT Advance.

In the case of each Statement of Transaction, ITT also agrees to deliver to each Dealer, as applicable, a notice of reminder of interest payments to be made by such Dealer in connection with the ITT Advance to such Dealer identified in such Statement of Transaction.

     (g) Receivables Settlement Statements. A Receivables Settlement Statement in the form of Exhibit E hereto shall be delivered by ITT to Yamaha on or before each ITT Settlement Date and on the first Receiv-ables Purchase Date and shall identify all Receivables sold to Yamaha as of such date. Such schedule shall include, among other things:

          (i) the names of the Dealers; and

          (ii) the aggregate amount of ITT Advances made to such Dealers under all Statements of Transaction.

     (h) Financing Statements. ITT shall not execute UCC financing statements (including, without limitation, assignments under the applicable UCC) covering any of the Receivables or related Product Security for any party other than Yamaha. ITT shall not be required to execute UCC assignments covering any Product Security except (i) in the event Yamaha has requested it to do so; and
(ii) ITT's short-term debt rating is lowered below "P-2" by Moody's or "A-1" by Standard and Poor's. In such event, ITT shall execute UCC assignments with respect to the related Product Security in favor of Yamaha.

     SECTION 9. Liability; Indemnification. ITT shall be liable for each obligation, covenant, representation and warranty of ITT arising under or related to this Agreement. ITT agrees to indemnify Yamaha and to hold Yamaha harmless from and against any and all losses, damages and expenses (including reasonable attorneys' fees) suffered or incurred by Yamaha as a result of a material breach of a covenant, representation or warranty hereunder;
provided, however, that ITT shall not indemnify Yamaha if such acts, omissions or alleged acts or omissions constitute fraud, gross negligence or wilful misconduct by Yamaha.

     SECTION 10. Merger or Consolidation of, or Assumption of the Obligations of, ITT.

     (a) ITT shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person unless:

          (i) the corporation formed by such consolidation or into which ITT is merged or the Person which acquires by conveyance or transfer the properties and assets of ITT substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any state or the District of Columbia, and, if ITT is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to Yamaha in form satisfactory to Yamaha, the performance of every covenant and obligation of ITT hereunder. (To the extent that any right, covenant or obligation of ITT is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity); and

          (ii) ITT has delivered to Yamaha, an officers' certificate signed by a Vice President (or any more senior officer) of ITT and an opinion of counsel (in form and substance satisfactory to Yamaha) each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 10 and that all conditions precedent herein provided for relating to such transaction have been complied with.

ITT shall promptly advise the Rating Agencies in writing of any such merger, consolidation, conveyance or transfer.

     SECTION 11. Limitation on Liability of ITT. Subject to Section 9 of this Agreement, neither ITT nor any of its directors or officers or employees or agents in its capacity as seller hereunder shall be under any liability to Yamaha or any other Person for any action taken or for refraining from the taking of any action in the capacity as seller pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision shall not protect ITT or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. ITT and any director or officer or employee or agent of ITT may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

     SECTION 12. Access to Certain Documentation and Information Regarding the Receivables. ITT shall provide to Yamaha reasonable access to all records and documentation regarding the Dealers, the Receivables and the Yamaha Products in such cases where required in connection with the performance by Yamaha of its obligations under this Agreement, or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only
(i) upon reasonable prior request, (ii) during normal business hours, (iii) subject to such protective orders and confidentiality agreements or procedures as ITT reasonably deems necessary or advisable and (iv) at offices designated by ITT. Nothing in this Section 12 shall derogate from the obligation of ITT to observe any applicable law prohibiting disclosure of information regarding the Dealers, and the failure of ITT to provide access as provided in this Section 12 as a result of such obligation shall not constitute a breach of this Section 12.

     SECTION 13. Examination of Records. ITT shall indicate clearly and unambiguously in its computer files or other records that the Receivables and related Product Security have been conveyed to Yamaha pursuant to this Agreement and the Financing Program Agreements. ITT shall, prior to the sale or transfer to a third party of any receivable held in its custody, examine its computer and other records to determine that such receivable is not a Receivable.

     SECTION 14. Termination. This Agreement may be terminated at any time by either of the parties hereto with no less than twelve (12) months' written notice to the other party prior to the proposed date of effectiveness of termination; provided that this Agreement shall remain effective as to obligations hereunder arising or that may arise on account of transactions consummated prior to the effective date of such termination.

     SECTION 15. Amendment.

     (a) This Agreement may be amended from time to time by ITT and Yamaha, without the consent of the Trustee, YMRC or any of the Investor Certificateholders, (x) to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or to add any other provisions with respect to matters or questions raised under this Agreement which are not inconsistent with the provisions of this Agreement or (y) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Investor Certificateholders; provided, however, that (i) Yamaha shall have provided to the Trustee an Officer's Certificate to the effect that such action will not materially and adversely affect the interests of such Investor Certificateholders (or 100% of the Class of Investor Certificateholders so affected shall have consented), (ii) each Rating Agency rating the Investor Certificates confirms that such action will not result in the reduction or withdrawal of its rating of Investor Certificates and (iii) such action will not, as evidenced by an opinion of counsel satisfactory to the Trustee, cause the Yamaha Motor Master Trust to be characterized for Federal income tax purposes as an association taxable as a corporation or adversely affect the treatment of the Investor Certificates as debt for Federal income tax purposes.

     (b) This Agreement may also be amended from time to time by ITT and Yamaha with the consent of the Investor Certificateholders evidencing Undivided Interests in the Investor Certificates (as defined in the Pooling and Servicing Agreement) aggregating not less than 66-2/3% of the Invested Amount (as defined in the Pooling and Servicing Agreement) of each and every Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment under this subsection shall (i) reduce in any manner the amount of, or delay the timing of, Collections (as defined in the Pooling and Servicing Agreement) on the Receivables or payments or distributions which are required to be made on any Investor Certificate of such

Series without the consent of the related Investor Certificateholder, or (ii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders.

     (c) Prior to the execution of any such amendment or consent, Yamaha shall furnish written notification of the substance of such amendment to the Rating Agencies.

     (d) Promptly after the execution of any such amendment or consent, Yamaha shall furnish written notification of the substance of such amendment to the Trustee.

     (e) It shall not be necessary for the consent of Investor Certificateholders under this Section 15 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     SECTION 16. Protection of Right, Title and Interest to Receivables.

     (a) ITT shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering ITT's and Yamaha's right, title and interest in, to and under the Receivables and related Product Security to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of Yamaha hereunder in, to and under the Receivables and related Product Security. At the request of Yamaha, ITT shall deliver to Yamaha file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. Yamaha shall cooperate fully with ITT in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this
Section 16(a).

     (b) Within thirty (30) days after ITT makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with the term of this Agreement seriously misleading within the meaning of Section 9-402(7) of the UCC as in effect in the applicable UCC State, ITT shall give Yamaha notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of Yamaha security interest in the Receivables and the Proceeds thereof.

     (c) ITT will give Yamaha prompt written notice of any relocation of any office from which it keeps records concerning the Receivables or of its principal executive office, and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of Yamaha security interest in the Receivables and the Proceeds thereof. ITT will at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

     SECTION 17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of California without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 18. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of ITT Commercial Finance Corp., 8251 Maryland Avenue, Clayton, MO 63105, Attention: General Counsel and (b) in the case of Yamaha Motor Corporation, U.S.A., 6555 Katella Avenue, Cypress, CA 90630, Attention: Russell
D. Jura, Esq.; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the party receives such notice.

     SECTION 19. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     SECTION 20. Assignment. Notwithstanding anything to the contrary contained herein, this Agreement may not be assigned by Yamaha or ITT except as contemplated by this Section 20 of this Agreement; provided, however, that simultaneously with the execution and delivery of this Agreement, Yamaha shall assign all of its right, title and interest herein to the Yamaha Motor Receivables Corporation ("YMRC"), a Delaware corporation, which will simultaneously assign all of its right, title and interest therein to the Trustee for the benefit of the Investor Certificateholders of all Series as provided in Section of the Pooling and Servicing Agreement, to which ITT hereby expressly consents. ITT agrees to perform its obligations hereunder for the benefit of YMRC and the Yamaha Motor Master Trust and that YMRC and the Trustee may enforce the provisions of this Agreement, exercise the rights of Yamaha and enforce the obligations of ITT hereunder without the consent of Yamaha.

     SECTION 21. Further Assurances. ITT and Yamaha agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by YMRC or the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the Relevant UCC State of any applicable jurisdiction.

     SECTION 22. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of ITT or Yamaha, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     SECTION 23. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     SECTION 24. Third Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, and, in addition, shall inure to the benefit of the Trustee and YMRC and the Investor Certificateholders and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other person will have any right or obligation hereunder.

     SECTION 25. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     SECTION 26. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     SECTION 27. Contrary Provisions. Unless otherwise provided herein to the contrary, to the extent any provision contained in this Agreement conflicts with any provision of any other agreement or understanding between the parties hereto, the provision contained in this Agreement shall supersede such other provision and be controlling with respect to the parties hereto; pro-vided that to the extent this Agreement does not conflict with or contradict a provision contained in any other agreement or understanding between the parties hereto now and in the future, the terms of any and all such other agreements shall remain in full force and effect in accordance with their respective terms.

     IN WITNESS WHEREOF, ITT and Yamaha have caused this Receivables Sale Agreement to be duly executed by their respective officers as of the day and year first above written.


                                              ITT COMMERCIAL FINANCE CORP.



                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                              YAMAHA MOTOR CORPORATION, U.S.A.,



                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                                                      EXHIBIT A



                           [FORM OF DEALER AGREEMENT]

                                                                      EXHIBIT B



                [FORM OF ITT AGREEMENT FOR WHOLESALE FINANCING]

                                                                      EXHIBIT C



                       [FORM OF ITT FINANCING STATEMENT]

                                                                      EXHIBIT D

                       [FORM OF STATEMENT OF TRANSACTION]

                                                                      EXHIBIT E


                   [FORM OF RECEIVABLES SETTLEMENT STATEMENT]

                                                                     Schedule 1


                              SCHEDULE OF ACCOUNTS



                                       1